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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 17, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following three multifamily properties: Renaissance St. Andrews (the “Renaissance Property”), acquired by the Company on February 17, 2012; Spring Creek of Edmond (the “Spring Creek Property”), acquired by the Company on March 9, 2012; and Montclair Parc (the “Montclair Parc Property”), acquired by the Company on April 26, 2012. The Company is filing this Current Report on Form 8-K/A to amend each of the Form 8-Ks below, as applicable, to provide the required financial information related to the acquisition of the Renaissance Property, the Spring Creek Property and the Montclair Parc Property.
This Current Report on Form 8-K/A hereby amends each of the following Form 8-Ks:

•	the Company's Current Report on Form 8-K relating to the acquisition of the Renaissance Property, filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2012;

•	the Company's Current Report on Form 8-K relating to the acquisition of the Spring Creek Property, filed with the SEC on March 15, 2012; and

•	the Company's Current Report on Form 8-K relating to the acquisition of the Montclair Parc Property, filed with the SEC on May 2, 2012.
(a) Financial Statement of Businesses Acquired.
(b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-13
Unaudited Pro Forma Balance Sheet as of December 31, 2011	F-14
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-16

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Renaissance Property for the year ended December 31, 2011. This statement is the responsibility of the Renaissance Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Renaissance Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Renaissance Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Renaissance Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Renaissance Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
May 4, 2012

RENAISSANCE PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended
December 31, 2011

Revenues:
Rental income	$1,470,018
Tenant reimbursements and other	260,149
Total revenues	1,730,167

Expenses:
Operating, maintenance, and management	753,238
Real estate taxes and insurance	126,451
General and administrative expenses	37,992
Total expenses	917,681
Revenues over certain operating expenses	$812,486
See accompanying notes to statement of revenues over certain operating expenses.

RENAISSANCE PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On February 17, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Louisville, Kentucky, commonly known as Renaissance St. Andrews (the “Renaissance Property”). The Renaissance Property was constructed in 2001 and is comprised of nine three-story buildings. The Renaissance Property contains 216 units and is situated on 19.01 acres of land (11.36 units per acre).
     The Renaissance Property offers three different floor plans with an average unit size of 933 square feet and includes 108 one-bedroom units and 108 two-bedroom units. Property amenities at the Renaissance Property include a 24-hour fitness center, clubhouse, pool with waterfall and sundeck, garages with remote access and a laundry facility. As of December 31, 2011, the Renaissance Property was 87% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Renaissance Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Renaissance Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Renaissance Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Renaissance Property was acquired from an unaffiliated party; and (2) based on due diligence of the Renaissance Property conducted by the Company, management is not aware of any material factors relating to the Renaissance Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

RENAISSANCE PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Renaissance Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statement, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Renaissance Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Renaissance Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Renaissance Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Spring Creek Property for the year ended December 31, 2011. This statement is the responsibility of the Spring Creek Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Spring Creek Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Spring Creek Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Spring Creek Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Spring Creek Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
May 4, 2012

SPRING CREEK PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended
December 31, 2011

Revenues:
Rental income	$2,249,728
Tenant reimbursements and other	151,769
Total revenues	2,401,497

Expenses:
Operating, maintenance, and management	754,291
Real estate taxes and insurance	138,111
General and administrative expenses	30,111
Total expenses	922,513
Revenues over certain operating expenses	$1,478,984
See accompanying notes to statement of revenues over certain operating expenses.

SPRING CREEK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On March 9, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Edmond, Oklahoma, commonly known as Spring Creek of Edmond (the “Spring Creek Property”). The Spring Creek Property was constructed in 1974 and extensively renovated in 2009 and 2010. The Spring Creek Property is comprised of 24 two and three story buildings and contains 252 units.
     The Spring Creek Property offers seven floor plans with an average unit size of approximately 1,034 square feet including one-bedroom units, two-bedroom units, three-bedroom units, two-bedroom townhome units and three-bedroom townhome units. Property amenities at the Spring Creek Property include a swimming pool, a club house, a fitness center and an onsite leasing office. As of December 31, 2011, the Spring Creek Property was 99% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Spring Creek Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Spring Creek Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Spring Creek Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Spring Creek Property was acquired from an unaffiliated party; and (2) based on due diligence of the Spring Creek Property conducted by the Company, management is not aware of any material factors relating to the Spring Creek Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

SPRING CREEK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Spring Creek Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statement, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Spring Creek Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Spring Creek Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Spring Creek Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Montclair Parc Property for the year ended December 31, 2011. This statement is the responsibility of the Montclair Parc Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Montclair Parc Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Montclair Parc Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Montclair Parc Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Montclair Parc Property for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
May 4, 2012

MONTCLAIR PARC PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Year Ended
December 31, 2011

Revenues:
Rental income	$3,523,566
Tenant reimbursements and other	320,291
Total revenues	3,843,857

Expenses:
Operating, maintenance, and management	885,031
Real estate taxes and insurance	353,196
General and administrative expenses	25,709
Total expenses	1,263,936
Revenues over certain operating expenses	$2,579,921
See accompanying notes to statement of revenues over certain operating expenses.

MONTCLAIR PARC PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On April 26, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Oklahoma City, Oklahoma, commonly known as Montclair Parc Apartments(the “Montclair Parc Property”). The Montclair Parc Property is a garden style apartment community originally built in 1999 and is comprised of 18 three-story buildings and a separate leasing office/clubhouse situated on 21.95 acres site.
     The Montclair Parc Property contains 360 units and offers 17 different floor plans consisting of a mix of one-bedroom units, two-bedroom units, three-bedroom units, two-bedroom townhome units and three-bedroom townhome units with an average unit size of 924 square feet. Property amenities at the Montclair Parc Property include a clubhouse, laundry center with full size washers and dryers, computer and business services room, clubroom with kitchen, fireplace, and large-screen television, 24-hour fitness facility and resort-style swimming pool with heated spa. As of December 31, 2011, the Montclair Parc Property was 91% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Montclair Parc Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Montclair Parc Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Montclair Parc Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Montclair Parc Property was acquired from an unaffiliated party; and (2) based on due diligence of the Montclair Parc Property conducted by the Company, management is not aware of any material factors relating to the Montclair Parc Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

MONTCLAIR PARC PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Montclair Parc Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statement, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Montclair Parc Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Montclair Parc Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Montclair Parc Property could result in future environmental liabilities.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 29, 2012. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Arbor Pointe Apartments (the "Arbor Pointe Property"), the Clarion Park Apartments (the "Clarion Park Property"), the Cooper Creek Village (the "Cooper Creek Property"), the Prairie Walk Apartment Homes (the "Prairie Walk Property"), the Truman Farm Villas (the "Truman Farm Villas Property"), the EBT Lofts (the "EBT Lofts Property"), and the Windsor on the River (the "Windsor on the River Property"), which have been included in the Company's prior filings with the SEC and the statements of revenues over certain operating expenses and the notes thereto of the Renaissance Property, the Spring Creek Property and the Montclair Parc Property, which are included herein.
The following unaudited pro forma balance sheet as of December 31, 2011 has been prepared to give effect to the acquisition of the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property acquired on January 26, 2012, February 17, 2012, March 9, 2012 and April 26, 2012, respectively, as if the acquisitions occurred on December 31, 2011. The Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property and the EBT Lofts Property were acquired on May 5, 2011, June 28, 2011, August 24, 2011, December 22, 2011, December 22, 2011 and December 30, 2011, respectively, and are recorded in the Company's historical balance sheet as of December 31, 2011.
The following unaudited pro forma statement of operations for the year ended December 31, 2011 has been prepared to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property (collectively referred to as the "Portfolio Properties") as if the acquisitions occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Portfolio Properties been consummated as of January 1, 2011. The audited statements of revenues over certain operating expenses of the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property have been previously filed on Form 8-K/As with the SEC on May 13, 2011, August 12, 2011 and October 28, 2011, respectively, and the audited statements of revenues over certain operating expenses of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property have been previously filed on Form 8-K/A with the SEC on March 9, 2012.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Windsor on the River Property (b)		Renaissance Property (b)		Spring Creek Property (b)		Montclair Property (b)		Offering Proceeds (d)	Pro Forma Total
Assets:
Real Estate:
Land	$5,648,561	$3,381,946	(b)	$838,685	(b)	$2,346,503	(b)	$3,325,556	(b)	$—	$15,541,251
Building and improvements	61,552,400	28,425,125	(b)	11,418,911	(b)	17,196,951	(b)	31,238,849	(b)	—	149,832,236
Tenant origination and absorption costs	2,665,720	1,192,929	(b)	242,404	(b)	405,392	(b)	1,185,595	(b)	—	5,692,040
Total real estate, cost	69,866,681	33,000,000		12,500,000		19,948,846		35,750,000		—	171,065,527
Less accumulated depreciation and amortization	(3,115,505)	—		—		—		—		—	(3,115,505)
Total real estate, net	66,751,176	33,000,000		12,500,000		19,948,846		35,750,000		—	167,950,022
Cash and cash equivalents	12,200,681	(9,378,611)	(b)	(5,576,871)	(b)	(5,654,907)	(b)	(11,120,732)	(b)	28,855,845	9,325,405
Restricted cash	818,348	435,915	(b)	652,771	(b)	124,687	(b)	336,757	(b)	—	2,368,478
Rents and other receivables	609,203	—		—		—		—		—	609,203
Deferred financing costs and other assets, net	1,472,853	152,902	(b)	101,971	(b)	142,228	(b)	193,282	(b)	—	2,063,236
Total assets	$81,852,261	$24,210,206		$7,677,871		$14,560,854		$25,159,307		$28,855,845	$182,316,344

Liabilities:
Accounts payable and accrued liabilities	$1,629,479	$855,539	(b)	$778,207	(b)	$178,861	(b)	$247,559	(b)	$—	$3,689,645
Notes payable	47,973,049	23,500,000	(b)	7,000,000	(b)	14,475,786	(b)	25,025,000	(b)	—	117,973,835
Distributions payable	254,592	—		—		—		—		—	254,592
Due to affiliates	1,386,065	—		—		—		—		—	1,386,065
Total liabilities	51,243,185	24,355,539		7,778,207		14,654,647		25,272,559		—	123,304,137
Commitments and Contingencies
Redeemable common stock	385,458	—		—		—		—		—	385,458
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—		—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 4,638,699 share issued and outstanding and 7,992,963 pro forma shares as of December 31, 2011	46,387	—		—		—		—		33,543	79,930
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of December 31, 2011	10	—		—		—		—		—	10
Additional paid-in capital	38,260,059	—		—		—		—		28,822,302	67,082,361
Cumulative distributions and net losses	(8,082,838)	(145,333)	(c)	(100,336)	(c)	(93,793)	(c)	(113,252)	(c)	—	(8,535,552)
Total stockholders’ equity	30,223,618	(145,333)		(100,336)		(93,793)		(113,252)		28,855,845	58,626,749
Noncontrolling interest	—	—		—		—		—		—	—
Total equity	30,223,618	(145,333)		(100,336)		(93,793)		(113,252)		28,855,845	58,626,749
Total liabilities and equity	$81,852,261	$24,210,206		$7,677,871		$14,560,854		$25,159,307		$28,855,845	$182,316,344

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2011

(a)	Historical financial information as of December 31, 2011, derived from the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property and related cash, other assets and liabilities as if the acquisitions had occurred on December 31, 2011. The purchase price of the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property, exclusive of closing and other acquisition costs, was approximately $33.0 million, $12.5 million, $19.4 million and $35.8 million, respectively, and were funded with proceeds from the Company’s initial public offering and financing in the amount of approximately $23.5 million, $7.0 million, $13.9 million and $25.0 million, respectively. The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Spring Creek Property include an allocation adjustment of $0.6 million to record the assumed mortgage at fair value. The debt premium will be amortized over the remaining life of the loan.

(c)
Represents the acquisition related expenses incurred in connection with the acquisition of the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property, not included in the historical results.

(d)
The pro forma adjustments assume the actual net proceeds raised in our offering as of April 26, 2012, the date the Montclair Parc Property was acquired, were raised as of December 31, 2011. As such, the adjustments represent the actual net proceeds raised in our offering during the period from January 1, 2012 through April 26, 2012.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Arbor Pointe Property (b)		Clarion Park Property (b)		Cooper Creek Property (b)		Prairie Walk Property (b)		Truman Farm Villas Property (b)		EBT Lofts Property (b)		Windsor on the River Property (b)		Renaissance Property (b)		Spring Creek Property (b)		Montclair Parc Property (b)		Pro Forma Total
Revenues:
Rental income	$5,185,990	$374,627	(c)	$840,923	(c)	$782,048	(c)	$806,986	(c)	$1,377,635	(c)	$982,462	(c)	$3,540,668	(c)	$1,470,018	(c)	$2,249,728	(c)	$3,523,566	(c)	$21,134,651
Tenant reimbursements and other	524,183	14,892	(d)	12,372	(d)	68,187	(d)	101,429	(d)	20,793	(d)	53,817	(d)	392,824	(d)	260,149	(d)	151,769	(d)	320,291	(d)	1,920,706
Total revenues	5,710,173	389,519		853,295		850,235		908,415		1,398,428		1,036,279		3,933,492		1,730,167		2,401,497		3,843,857		23,055,357
Expenses:
Operating, maintenance and management	2,022,124	189,685	(e)	248,987	(e)	270,120	(e)	337,387	(e)	466,099	(e)	228,048	(e)	703,319	(e)	693,238	(e)	670,140	(e)	692,724	(e)	6,521,871
Real estate taxes and insurance	756,403	41,438	(f)	98,450	(f)	83,860	(f)	126,097	(f)	175,962	(f)	155,789	(f)	1,252,124	(f)	164,436	(f)	276,116	(f)	555,793	(f)	3,686,468
Fees to affiliates	1,519,026	32,008	(g)	73,252	(g)	85,701	(g)	81,361	(g)	122,459	(g)	107,228	(g)	1,076,638	(g)	418,360	(g)	636,135	(g)	1,130,947	(g)	5,283,115
Depreciation and amortization	2,577,462	70,326	(h)	183,777	(h)	294,489	(h)	419,172	(h)	544,408	(h)	636,963	(h)	2,290,237	(h)	696,735	(h)	1,099,749	(h)	2,365,222	(h)	11,178,540
Interest expense	1,186,938	84,636	(i)	202,512	(i)	179,235	(i)	152,655	(i)	230,073	(i)	224,596	(i)	438,682	(i)	411,660	(i)	722,764	(i)	953,906	(i)	4,787,657
General and administrative expenses	816,085	11,250	(j)	28,043	(j)	18,527	(j)	23,526	(j)	29,586	(j)	19,100	(j)	33,211	(j)	37,992	(j)	30,111	(j)	25,709	(j)	1,073,140
Acquisition costs	881,145	—		—		—		—		—		—		170,869	(k)	122,697	(k)	106,819	(k)	156,434	(k)	1,437,964
	9,759,183	429,343		835,021		931,932		1,140,198		1,568,587		1,371,724		5,965,080		2,545,118		3,541,834		5,880,735		33,968,755
Net loss	(4,049,010)	$(39,824)		$18,274		$(81,697)		$(231,783)		$(170,159)		$(335,445)		$(2,031,588)		$(814,951)		$(1,140,337)		$(2,036,878)		(10,913,398)
Net loss attributable to noncontrolling interest	—																					—
Net loss attributable to common stockholders	$(4,049,010)																					$(10,913,398)
Net loss per common share – basic and diluted	$(1.72)																					$(1.37)
Weighted-average number of common shares outstanding, basic and diluted	2,358,867																					7,992,963	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information for the year ended December 31, 2011 derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Portfolio Properties as if these assets had been acquired on January 1, 2011. For adjustments based on the historical operations of the previous owners, amounts were taken directly from the previous owners' actual results of operations for the fiscal 2011 period prior to acquisition, with the exception of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, and the Windsor on the River Property, which were derived directly from the previous owners' actual results of operations for the nine months ended September 31, 2011 and annualized based on management estimates.

(c)
Represents the base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on the historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2011.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners as if the Portfolio Properties had been acquired on January 1, 2011.

(e)
Represents operating, maintenance and management expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners as if the Portfolio Properties were acquired on January 1, 2011. Amounts exclude property management fees of:

Portfolio Properties	For the Year Ended December 31, 2011
Arbor Pointe Property	$19,478
Clarion Park Property	42,917
Cooper Creek Property	19,996
Prairie Walk Property	33,318
Truman Farm Villas Property	71,644
EBT Lofts Property	42,304
Windsor on the River Property	106,220
Renaissance Property	60,000
Spring Creek Property	84,151
Montclair Property	192,307

(f)
Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on management estimates as if the Portfolio Properties were acquired on January 1, 2011.

(g)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011 that would be due to affiliates had the Portfolio Properties been acquired on January 1, 2011. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition costs of the Portfolio Properties, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to Steadfast Income Advisor, LLC (the "Advisor") being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement between the Company and the Advisor.

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Portfolio Properties, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement.

•
Property Management Fees: Property management fees are payable to the property manager based on between 3.0% and 3.5% of the monthly gross revenues of the Portfolio Properties, as defined in the Property Management Agreement for each property.

The acquisition fees and investment management fees payable to the Advisor and the property management fees payable to the property managers were:

	For the Year Ended December 31, 2011
Portfolio Properties	Acquisition Fees	Investment Management Fees	Property Management Fees	Total
Arbor Pointe Property (1)	133,545	53,418	39,494	226,457
Clarion Park Property (1)	229,118	89,720	61,028	379,866
Cooper Creek Property (1)	212,526	86,711	44,376	343,613
Prairie Walk Property (1)	124,663	50,935	33,180	208,778
Truman Farm Villas Property (1)	185,240	75,545	50,451	311,236
EBT Lofts Property (1)	174,658	71,342	36,361	282,361
Windsor on the River Property	666,973	271,993	137,672	1,076,638
Renaissance Property	254,122	103,682	60,556	418,360
Spring Creek Property	392,104	159,979	84,052	636,135
Montclair Property	721,329	294,302	115,316	1,130,947
(1) Comprises the total fees for the year ended December 31, 2011, a portion of which is included in the historical statement of operations of the Company.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, as if the Portfolio Properties were acquired on January 1, 2011. Depreciation expense on the purchase price of building and furniture & fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 5 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, as if the borrowings attributable to the Portfolio Properties were borrowed on January 1, 2011.

Portfolio Properties	Initial Mortgage Debt (In Millions)
Arbor Pointe Property	$5.2
Clarion Park Property	9.0
Cooper Creek Property	6.8
Prairie Walk Property	4.0
Truman Farm Villas Property	5.9
EBT Lofts Property	5.6
Windsor on the River Property	23.5
Renaissance Property	7.0
Spring Creek Property (1)	13.9
Montclair Property	25.0
(1) The identifiable assets and mortgage note payable assumed in connection with the acquisition of the Spring Creek Property include an allocation adjustment of $0.6 million to record the assumed mortgage at fair value.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, based on historical operations of the previous owners, as if the Portfolio Properties had been acquired as of January 1, 2011.

(k)
Represents adjustments made to acquisition costs (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2011, to include those amounts incurred by the Company that were attributable to the Windsor on the River Property, the Renaissance Property, the Spring Creek Property and the Montclair Parc Property, as if the assets had been acquired as of January 1, 2011.

(l)
Represents the actual number of shares of the Company's common stock outstanding as of April 26, 2012, the date the Montclair Parc Property was acquired. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
By:    /s/ Kevin J Keating
Date: May 4, 2012                        Kevin J Keating
Principal Financial and Accounting Officer